Exhibit 16.1

Goldman Kurland and Mohidin LLP
16133 Ventura Boulevard, Suite 880
Encino, California 91436

          April 22, 2011

U.S. Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re:  China Green Material Technologies, Inc.

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated April 22, 2011, of China Green Material Technologies, Inc. and are in agreement with the statements contained in the first sentence of the first paragraph, and the second, third and fourth paragraphs, of part (a) of such Item 4.01. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Goldman Kurland and Mohidin LLP
Goldman Kurland and Mohidin LLP

Encino, California